®
®
© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
August 16, 2007
(All data as of 6/30/07)
Supplemental Portfolio Disclosure
Exhibit 99.1

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
© E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains certain projections or other forward-
looking statements regarding future events or the future
performance of the company. Various factors, including risks and uncertainties referred to in the 10Ks, 10Qs and other reports
E*TRADE FINANCIAL Corporation periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-looking statements.
No statement is a guarantee of out future performance and we disclaim any duty to update any data contained herein or any forward-looking statements.  Data contained herein are unaudited.
This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these financial measures to the most directly comparable GAAP financial measure can be found on the investor relations site at www.etrade.com

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Given the recent volatility in the US residential real estate market, we have received requests for additional information on the
mortgage loans and investment securities on our balance sheet as of June 30, 2007
Specifically, we have been asked to disclose FICO and LTV
distributions on our first and second lien portfolios. Inquiries have also been made relating to the distribution of asset classes and bond ratings of our investment securities portfolio, and the funding sources for our balance sheet
Introduction

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Executive Summary
Our conservative approach to credit and funds management is demonstrated by the following key points
First Lien Portfolio
As of June 30, 2007, the portfolio had an unpaid principal balance of $15.7B and $270MM, or
1.72% in total delinquent loans
$15.7B portfolio is supported by high FICO, low LTV and private mortgage insurance
All loans with an 80% or higher LTV are protected by private mortgage insurance
Home Equity Portfolio
As of June 30, 2007, the portfolio had an unpaid principal balance of $12.4B and $279MM, or
2.25% in total delinquent loans
$9.2B, or 74%, of portfolio is to borrowers with FICO of 700 and higher
$6.0B, or 48%, of portfolio has CLTV of 80% or lower
Investment Securities
$12.7B, or 99% of mortgage-backed securities are rated AAA
$1.8B, or nearly 100% of municipal, stocks, or corporate portfolio are rated AA or better
$2.5B, or 81%, of the Asset-backed portfolio is rated A or higher
Non-rated and below investment grade securities are $89MM, or 2.9% of portfolio

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Balance Sheet Funding Sources
Consistent and growing base of retail customer cash
Thrift charter provides access to FHLB - $10B of additional borrowing capacity
$250MM of available senior secured revolving credit facility
$432MM of Free Cash(1)
No material changes to date with respect to wholesale funding availability, pricing or margin, including repurchase agreements
Executive Summary continued

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Q2 2007
Ending Period Interest-earning Assets
$58.7B
Average Net Interest Spread: 271 bps
Loans
$38. 6B
Securities
$17.6B
Avg. Rating: AA (92% AA-AAA)
Consumer: $2.8B
(Includes marine, RV)
Avg. FICO: 733
Annualized
Charge-offs: 85 bps
Mortgage: $28.1B
Avg. FICO: 735
DTI: 35
CLTV: 73
Annualized
Charge-offs: 22 bps
Margin: $7.4B
MBS: $12.7B
(Agency: Freddie,
Fannie, Ginnie)
99% AAA
Avg. Rating: AAA
ABS: $3.0B
52% AA-AAA
97% BBB or better
Avg. Rating A
1st Lien (1-4 family): $15.7B
Avg. FICO: 738
DTI: 35
CLTV: 68
Annualized Charge-offs: 1bp
2nd Lien (HEIL & HELOC): $12.4B
Avg. FICO: 731
DTI: 36
CLTV: 80
Annualized Charge-offs: 48bps
CDO: $0.6B
50% AA-AAA
Avg. Rating: A
Residential Mortgage
1st & 2nd Lien: $2.3B
Avg. Rating: A
Corp/Muni/Pfd: $1.8B
Avg. Rating: AA
Interest-Earning Assets Composition
NOTE:    Loan balances are shown based on UPB, and securities are shown at amortized cost basis.  Numbers may not add due to rounding.

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Mortgage Loan Distribution by FICO and LTV
FICO
13
0.1%
1
0.0%
0
0.0%
8
0.1%
4
0.0%
<620
522
3.3%
33
0.2%
18
0.1%
281
1.8%
190
1.2%
659-620
968
6.2%
29
0.2%
30
0.2%
565
3.6%
344
2.2%
679-660
10,447
66.7%
115
0.7%
105
0.7%
5,938
37.9%
4,289
27.4%
>=720
261
1.7%
41
0.3%
42
0.3%
>90%
1,593
10.2%
30
0.2%
986
6.3%
536
3.4%
699-680
LTV
719-700 Total
<70%
770
4.9%
6,133
39.1
70% - 80%
1,275
8.1%
9,053
57.8%
80% - 90%
37
0.2%
220
1.4%
Total
2,124
13.5%
15,667
100.0%
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM )
$15.7B portfolio is supported by high FICO, low LTV and private mortgage insurance
$481MM of loans with an 80% or higher LTV are protected by private mortgage insurance

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Loan Distribution by FICO and LTV
(Unpaid principal
balances, $ in MM )
$9.2B, or 74%, of portfolio to borrowers with FICO of 700 and higher
$6.0B, or 48%, of portfolio with CLTV of 80% or lower
FICO
20
0.1%
0
0.0%
2
0.0%
4
0.0%
14
0.1%
<620
646
5.2%
137
1.1%
248
2.0%
125
1.0%
136
1.1%
659-620
834
6.8%
224
1.8%
313
2.6%
131
1.1%
166
1.3%
679-660
7,281
58.6%
1,316
10.6%
1,976
15.9%
1,258
10.1%
2,731
22.0%
>=720
2,550
20.5%
399
3.2%
474
3.8%
>90%
1,682
13.6%
627
5.2%
303
2.4%
353
2.8%
699-680
CLTV
719-700 Total
<70%
446
3.6%
3,846
30.9%
70% - 80%
353
2.8%
2,174
17.4%
80% - 90%
677
5.5%
3,843
31.2%
Total
1,950
15.7%
12,413
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
We look first to the credit quality of a borrower, as indicated by FICO and similar measures, for repayment of a loan.  Should a loan become delinquent, realized future losses will be dependent on a number of factors including, but not limited to, cure rates
(2)
, local real
estate dynamics and resulting current loan to value (LTV)
The traditional method, as shown on previous pages, categorizes the entire loan balance at the highest dollar loan-to-value
The Principal at Risk (PAR) method is an internal approach that we believe more appropriately depicts the unpaid principal balance by tranching it against the supporting collateral value at time of origination
The following example demonstrates how a $45,000 home equity loan classified under the traditional method at a 95% CLTV can be tranched to several PAR LTV thresholds under the PAR method
Principal at Risk (PAR) Method vs. Traditional
Method

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Loan Distribution Principal at Risk (PAR) Method
Example
>90% LTV
80%-90% LTV
70%-80% LTV
<70% LTV
FICO
($ in thousands)
$45
$0
$0
$0
720
Traditional
Method
$5
$10
$10
$20
720
PAR
Method
$50K
First
Lien
$45K
Second
Lien
$100K
Borrower Equity
50K
60K
70K
80K
90K
95K
Value of
Property at
Origination

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Loan Distribution – PAR Method
FICO
13
0.1%
0
0.0%
1
0.0%
1
0.0%
11
0.1%
<620
522
3.3%
3
0.0%
5
0.0%
34
0.2%
480
3.1%
659-620
968
6.2%
2
0.0%
5
0.0%
65
0.4%
896
5.7%
679-660
10,447
66.7%
9
0.1%
21
0.1%
632
4.0%
9,785
62.5%
>=720
22
0.1%
4
0.0%
4
0.0%
>90%
1,593
10.2%
7
0.0%
109
0.7%
1,473
9.4%
699-680
PAR
LTV
719-700 Total
<70%
1,973
12.6%
14,618
93.3%
70% - 80%
140
0.9%
981
6.3%
80% - 90%
7
0.0%
46
0.3%
Total
2,124
13.5%
15,667
100.0%
(Unpaid principal
balances, $ in MM )
$15.7B portfolio is well supported by high FICO, low LTV, and private mortgage insurance
$68MM of exposure greater than 80% of property value is protected by private mortgage insurance (Note that a total of $481MM of loans with an 80% or higher LTV under the traditional method are protected by private mortgage insurance)

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Loan Distribution – PAR Method
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM )
•
$8.5B, or 68%, of portfolio has a CLTV of 80% or below
•
Of the $3.9B in loans with CLTV above 80%, $2.7B is to borrowers with FICO of
700 or higher
FICO
20
0.1%
0
0.0%
1
0.0%
1
0.0%
18
0.1%
<620
646
5.2%
52
0.4%
203
1.6%
133
1.1%
258
2.1%
659-620
834
6.8%
86
0.7%
272
2.2%
158
1.3%
318
2.6%
679-660
7,281
58.6%
474
3.8%
1,530
12.3%
1,180
9.5%
4,097
33.0%
>=720
930
7.5%
145
1.2%
173
1.4%
>90%
1,682
13.6%
483
3.9%
359
2.9%
695
5.6%
699-680
PAR
CLTV
719-700 Total
<70%
854
6.8%
6,240
50.2%
70% - 80%
407
3.3%
2,238
18.1%
80% - 90%
516
4.2%
3,005
24.2%
Total
1,950
15.7%
12,413
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Delinquent Loan Distribution – PAR
Method (Includes non-performing loans and special mention loans)
FICO
1
0.4%
0*
0.0%
0*
0.0%
0
0.0%
1
0.4%
<620
34
12.6%
1*
0.4%
0*
0.0%
3
1.1%
30
11.2%
659-620
46
17.0%
0*
0.0%
1*
0.4%
3
1.1%
42
15.5%
679-660
104
38.5%
0*
0.0%
1*
0.4%
8
3.0%
95
35.1%
>=720
1*
0.4%
0*
0.0%
0*
0.0%
>90%
48
17.8%
0*
0.0%
4
1.5%
44
16.3%
699-680
PAR
LTV
719-700 Total
<70%
33
12.2%
245
90.7%
70% - 80%
3
1.1%
21
7.8%
80% - 90%
1*
0.4%
3*
1.1%
Total
37
13.7%
270
100.0%
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM )
* Balances in excess of 80% LTV are covered by Private Mortgage Insurance
98.5% of delinquent balances are mitigated by PAR LTV of 80% or lower

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Delinquent Loan Distribution – PAR
Method (Includes non-performing loans and special mention loans)
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM )
$160MM, or 57%, of delinquent balances have a PAR CLTV of over 80%
$135MM, or 48%, of delinquent balances have a FICO of 700 or greater
FICO
1
0.4%
0
0.0%
0
0.0%
0
0.0%
1
0.4%
<620
47
16.9%
5
1.8%
18
6.5%
11
3.9%
13
4.7%
659-620
43
15.4%
7
2.5%
19
6.8%
8
2.9%
9
3.2%
679-660
83
29.6%
16
5.7%
33
11.7%
14
5.0%
20
7.2%
>=720
47
16.8%
9
3.2%
10
3.6%
>90%
53
19.0%
21
7.5%
10
3.6%
13
4.7%
699-680
PAR
CLTV
719-700 Total
<70%
10
3.6%
66
23.8%
70% - 80%
10
3.6%
53
19.0%
80% - 90%
22
7.9%
113
40.4%
Total
52
18.7%
279
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Loan Risk Mitigation Discipline
Geographic diversification with no single MSA greater than 10%
of mortgage loan portfolio
Low leveraged borrowers with average debt-to-income ratio of 35 across mortgage portfolio
No option or negative amortization ARMs
Top Sellers/Originators of mortgage loan portfolio with 74% of
$28.1B in unpaid principal balance from:
Bank of America JPMorgan
Countrywide Morgan Stanley
E-Loan National City
E*TRADE
(3)
UBS
GMAC Wells Fargo

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Risk Mitigation Strategy
Growth sources – Portfolio growth, if any, will be driven
by prime and super-prime first lien mortgage loans
Mix shift - Allow home equity and consumer loan
portfolios to decline with pay-offs/prepayments
Credit line management – Evaluate revolving credit
borrowers, reducing available lines based on leading
indicators
Loan modifications – Provide rate and term
modifications to qualified borrowers

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Mortgage-Backed Securities Breakdown
-
-
-
Below
Inv.
Grade
1,585
12.0%
0
0.0%
-
1
0.0%
1,584
12.0%
Private Label CMO
12,749
100.0%
0
0.0%
-
1
0.0%
12,748
100.0%
Grand Total
11,164
88.0%
Grand
Total
-
Non-
Rated
11,164
88.0%
AA or
Higher
-
BBB A
Agency MBS/CMO
-
($ in thousands, based on book value )
$12.7B or 99%, of portfolio is rated AAA.

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Municipals, Stock and Corporate Breakdown
126
7.1%
- - -
15
0.8%
111
6.2%
Corporate Bonds ($78mm FNMA Note)
1,784
100.0%
- - - 15
0.8%
1,769
99.2%
Grand Total
348
19.5%
473
26.5%
837
46.9%
Grand
Total
-
-
-
Non-
Rated
-
-
-
Below
Inv.
Grade
348
19.5%
473
26.5%
837
46.9%
AA or
Higher
-
-
-
BBB A
Municipal Bonds
-
Agency Preferred Stock (FNM, FRE)
-
FHLB Stock
-
($ in millions, based on book value )
60.7% of portfolio is rated AAA
99.2% of portfolio is rated AA or higher

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Asset-backed Securities Breakdown
51
1.6%
12
0.4%
4
0.1%
12
0.4%
16
0.5%
7
0.2%
Other
100
3.2%
-
9
0.3%
55
1.8%
33
1.1%
2
0.1%
Sub-prime Residential First Lien Mortgage
3,103
100.0%
182
5.8%
214
6.9%
453
14.6%
2,105
67.8%
Grand
Total
65
2.1%
-
23
0.8%
30
1.0%
-
Non-
Rated
24
0.8%
9
0.3%
-
1
0.0%
-
Below
Inv.
Grade
1,634
52.6%
74
2.4%
82
2.6%
225
7.2%
1,243
40.1%
AA or
Higher
51
1.6%
47
1.5%
Second Liens
499
16.1%
41
1.3%
47
1.5%
293
9.4%
BBB A
Prime Residential First Lien Mortgage
568
18.3%
ABS CDO
150
4.8%
Commercial Real Estate & Trust Pfd CDO
67
2.2%
Grand Total
881
28.4%
($ in thousands, based on book value )
$2.5B, or 81%, of portfolio is rated A or higher
Non-rated and below investment grade securities are $89MM, or 2.9% of portfolio
Note: Includes $82MM of securities classified as Trading Securities

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Balance Sheet Funding Sources
Retail Deposits and Customer Payables
61% of interest-bearing liabilities
$34B – 84% from customers who also hold an investing account
Average Quarterly Growth in Total Customer Cash and Deposits = $1.6B
(4)
Wholesale Borrowings
39% of interest-bearing liabilities
Thrift charter provides access to FHLB
Currently $7B of Advances – additional $10B of excess borrowing capacity
$12B in repurchase agreements
Primarily AAA FNMA and GNMA backed transactions
Diversified maturities with a strong group of over 20 counterparties
Not dependent on warehouse lines
Access to the Federal Reserve Discount Window
No material changes to date with respect to wholesale funding availability, pricing or margin, including repurchase agreements
Corporate Liquidity
$250MM undrawn committed senior secured revolving credit facility
$432MM in free cash

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Endnotes and Glossary of Terms
Endnotes:
(1) Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company’s own regulatory capital guidelines
(2) Cure rates represent the rate of currently delinquent balances that return to performing status and/or fully pay off
(3) Includes direct and wholesale originated loans
(4) Average organic quarterly total cash and deposit growth since 12/31/2005
Terms:
ARM – Adjustable Rate Mortgage
CDO – Collateralized Debt Obligation
CLTV – Combined Loan-to-Value
DTI – Debt-to-income
FHLB – Federal Home Loan Bank
HELOC – Home Equity Line of Credit
HEIL – Home Equity Installment Loan
LTV – Loan-to-Value
PMI – Private Mortgage Insurance

© 2007 E*TRADE FINANCIAL Corp. All rights reserved. This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission. ® %